EXHIBIT 13.1

Certification by the Chief Executive Officer

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of Vimicro International Corporation (the “Company”) on Form 20-F for the year ended December 31, 2009 initially filed with the Securities and Exchange Commission on May 12, 2010, as amended by Amendment No. 1 and Amendment No. 2 to Form 20-F filed on the date hereof (the “Report”), I, Zhonghan (John) Deng, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 20, 2010

By:	/s/ Zhonghan (John) Deng
Name:	Zhonghan (John) Deng
Title:	Chief Executive Officer